UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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TrueBlue, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 15, 2019.

Meeting Information

TRUEBLUE, INC.	Meeting Type: Annual Meeting
For holders as of: March 15, 2019

Date: May 15, 2019 Time: 10:00 a.m. (Pacific Daylight Time)

	Location:	TrueBlue, Inc. 1015 A Street Tacoma, WA 98402

TRUEBLUE, INC. C/O COMPUTERSHARE TRUST COMPANY PO BOX 505000 LOUISVILLE, KY 40233-5000
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com, by scanning the QR Code on the reverse side, or by requesting a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E67754-P19888

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Code below.

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1)	BY INTERNET:	www.proxyvote.com
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How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Code above. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote In Person: Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you must present valid identification and you will need to request a ballot to vote.

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Voting Items

The Board of Directors recommends you vote FOR
the following:

1.	Election of Directors

Nominees:

	1a.	Colleen B. Brown

	1b.	A. Patrick Beharelle

	1c.	Steven C. Cooper

	1d.	William C. Goings

	1e.	Kim Harris Jones

	1f.	Stephen M. Robb

	1g.	Jeffrey B. Sakaguchi

	1h.	Kristi A. Savacool

	1i.	Bonnie W. Soodik

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, by advisory vote, compensation for our named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

3.	To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2019.

E67756-P19888

E67757-P19888